                                  SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                              [X]
Filed by a party other than the Registrant           [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
  Section 240.14a-12

                                 MISONIX, INC.
------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement,
                           if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1)    Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------

         (2)    Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


                ----------------------------------------------------------------

         (4)    Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

         (5)    Total fee paid:

                ----------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

                ----------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------

         (3)      Filing Party:

                ----------------------------------------------------------------

         (4)      Date Filed:

                ----------------------------------------------------------------

                                                                January 9, 1997

Dear Shareholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of MISONIX, INC. ("Company"), which will be held at the office of Ernst & Young LLP at 395 North Service Road, Melville, New York, at 10:00 a.m. on Wednesday, February 19, 1997.

As described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, you will be asked to consider and vote upon the Election of Directors, approval of the 1996 Employee Incentive and Non-Employee Director Stock Option Plans and to ratify grants previously made thereunder. In order for your vote to be counted, you must return your signed proxy in the enclosed postage-paid envelope prior to the Annual Meeting of Shareholders which is to be held on February 19, 1997. Management is recommending that the shareholders vote "FOR" approval of the proposals.

On March 27, 1996, the Board of Directors adopted, subject to shareholder approval, the 1996 Employee Incentive and Non-Employee Director Stock Option Plans. The purpose of the Employee's Plan is to provide an incentive to key employees (including directors and officers who are key employees) of the Company and to offer an additional inducement in obtaining the services of such individuals. The purpose of the Outside Directors' Plan is to provide long-term incentive supplemental compensation for the members of the Board of Directors of the Company who are not employees of the Company through the ownership of the Company's Common Shares, thereby further aligning their interest with the interests of shareholders. Stock option plans for non-employee directors have served other companies and their shareholders well by directly relating incentive compensation to the building of long-term shareholder values. Such plans are increasingly common throughout American industry and are found in other companies with which the Company competes for the services of qualified individuals to serve as directors.


YOUR VOTE IS VERY IMPORTANT, regardless of the amount of stock you own. Please complete and sign each proxy card you receive and return it as soon as possible in the postage-paid envelope provided even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Management recommends a vote "FOR" approval of all the proposals. Should you have any questions or need help in voting your stock, please telephone Investor Relations, or call our proxy solicitor, McCormick & Pryor at 1 (800)-476- 2508 PIN #6766.

Thank you for your consideration of these matters and vote today.

Sincerely,

s/Joseph Librizzi

Joseph Librizzi
President and Chief
Executive Officer

                                  MISONIX, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                February 19, 1997

To the Shareholders of
   MISONIX, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MISONIX, INC., a New York corporation (the "Company"), will be held at the office of Ernst & Young LLP at 395 North Service Road, Melville, New York 11747 on Wednesday, February 19, 1997 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

         1.       To elect four Directors to the Board of Directors;

         2. To consider and vote upon (i) approval of the 1996 Employee Incentive Stock Option Plan; (ii) approval of the 1996 Non-Employee Director Stock Option Plan; and (iii) ratification of grants previously made under such Plans; and

         3. To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

         The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

         Only shareholders of record on the books of the Company at the close of business on January 2, 1997 will be entitled to vote at the Annual Meeting of Shareholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

                                          By Order of the Board of Directors

                                                            PETER GERSTHEIMER
                                                                Secretary

Dated:   January 9, 1997
         Farmingdale, New York

                                  MISONIX, INC.
                                1938 New Highway
                           Farmingdale, New York 11735

-----------------

                                 PROXY STATEMENT

-----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                          Wednesday, February 19, 1997

  ----------------------------

         The Annual Meeting of Shareholders of MISONIX, INC. (the "Company") will be held on Wednesday, February 19, 1997 at the office of Ernst & Young LLP at 395 North Service Road, Melville, New York 11747 at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on February 19, 1997 and at any adjournments of such meeting. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to shareholders is January 9, 1997.

         If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing a proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

         On January 2, 1997 (the "Record Date"), the Company had outstanding 2,911,000 shares of its only class of voting securities, namely common stock, $.01 par value per share (the "Common Shares"). Shareholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors; the affirmative vote of a majority of all outstanding shares entitled to vote is required for the approval of (i) the 1996 Employee Incentive Stock Option Plan, (ii) the 1996 Non-Employee Director Stock Option Plan, and (iii) the ratification of grants previously made under such Plans; on all other matters which may come before the meeting, the affirmative vote of a majority of the votes cast at the meeting is required. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and (i) will have no effect on the vote for the election of Directors; (ii) will have the effect of a vote against approval with respect to the 1996 Employee Incentive Stock Option Plan and the 1996 Non-Employee Director Stock Option Plan; and (iii) will have the effect of a vote against the ratification of grants previously made under such Plans.

                               SECURITY OWNERSHIP

         The following table sets forth as of the Record Date certain information with regard to ownership of the Company's Common Shares by (i) each beneficial owner of more than 5% of the Company's Common Shares; (ii) each Director and nominee for Director; (iii) each executive officer named in the "Summary Compensation Table" below; and (iv) all executive officers and Directors of the Company as a group. Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all Common Shares shown as beneficially owned by them.

                                            Common Shares           Percent
Name and Address(1)                         Beneficially Owned      of Class
-------------------                         ------------------      --------

Howard Alliger                                728,072(2)             25.0%

Joseph Librizzi                               161,661(3)              5.5%

Gary Gelman                                   337,930(4)             11.6%

Arthur Gerstenfeld                             26,300(5)               *

All executive officer and Directors as a
group (seven persons)                       1,331,266(6)             45.7%


--------------------
*Less than 1%

(1) The business address of each of the named individuals in this table is c/o MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735.

(2) Includes 27,000 Common Shares held by Mr. Alliger's daughter, of which he disclaims all beneficial interest, but does not include options for 50,000 Common Shares which are to be voted upon at the Annual Meeting (see PROPOSAL TWO).

(3) Includes 60,000 Common Shares which Dr. Librizzi has the right to acquire upon exercise of stock options which are currently exercisable, but does not include options for 40,000 Common Shares which are to be voted upon at the Annual Meeting (see PROPOSAL TWO).


(4) Does not include options for 459,000 Common Shares which are to be voted upon at the Annual Meeting (see PROPOSAL TWO).

(5) Includes 2,000 Common Shares which Mr. Gerstenfeld has the right to acquire upon exercise of stock options which are currently exercisable, but does not include options for 10,000 Common Shares which are to be voted upon at the Annual Meeting (see PROPOSAL TWO).

(6) Includes the Common Shares indicated in notes (2), (3), and (5) but does not include options for 569,000 Common Shares to be voted upon at the Annual Meeting (see PROPOSAL TWO).

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

The Company currently has four Directors, all four of whom are to be elected at the Annual Meeting. The term of each director expires at the Annual Meeting, with all four current directors, Messrs. Alliger, Librizzi, Gerstenfeld, and Gelman, standing for reelection for a term of one year. The following tables contains information regarding all Directors and executive officers of the
Company:

                                                                        Director
Name                      Age      Position With Company                  Since
----                      ---      ---------------------                  -----

Gary Gelman               49       Chairman of the Board                   1995
                                   of Directors

Joseph Librizzi           58       Director, President, Chief              1975
                                   Executive Officer, and Treasurer

Peter Gerstheimer         47       Vice President, Chief                     --
                                   Financial Officer, and Secretary

Ronald Manna              42       Vice President - Operations               --

Robert Lee                37       Vice President - Sales and Marketing      --

Howard Alliger            69       Director                                1971

Arthur Gerstenfeld        68       Director                                1992

---------------------

Principal Occupations and Business Experience of Directors and Executive
Officers


The following is a brief account of the business experience for the past five years of the Company's Directors and executive officers:

Gary Gelman, the founder of American Claims Evaluation, Inc., a publicly traded company engaged in auditing hospital bills and providing vocational rehabilitational counseling, has been Chairman of the Board and a Director of that company for more than ten years. Since 1973, Mr. Gelman has also been President and a principal of American Para Professional Systems, Inc., which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a B.A. Degree from Queens College. Mr. Gelman was elected Chairman of the Board of the Company in March 1996.

Joseph Librizzi became President and Chief Executive Officer of the Company in March 1995. Prior to this he was Executive Vice President, Chief Operating Officer, Treasurer and Secretary of the Company since September 1991. Dr. Librizzi was previously President of the Company (prior to the merger between the Company and Sonic Needle Corp.) from 1986 to September 1991. Dr. Librizzi holds a doctorate in applied mechanics and aerospace engineering from Polytechnic Institute of Brooklyn.

Peter Gerstheimer became Vice President and Chief Financial Officer of the Company in September 1992. From December 1984 to September 1992, he was Vice President of Finance at Thermex-Thermatron, Inc., a manufacturer of high-frequency electronic heat sealing and processing equipment. Previously, he served as Treasurer and Controller of LogiMetrics, a manufacturer of electronic test components and systems for military and non-military use. Mr. Gerstheimer is a licensed certified public accountant in the State of New York and was a senior accountant at Touche Ross & Co. Mr. Gerstheimer holds a B.A. Degree from Hofstra University.

Ronald Manna became Vice President - Operations of the Company in September 1989. For more than three years prior thereto, Mr. Manna served as the Director of Engineering of the Company. Mr. Manna holds a B.S. Degree in mechanical engineering from Hofstra University.

Robert Lee became Vice President of Sales and Marketing in August 1996. For the year prior thereto, he served as Director of Sales and Marketing for the laboratory products division of the Company. Prior to Misonix, Mr. Lee was a Divisional General Manager, National Sales Manager and Regional Sales Manager for Pall Corporation, a filtration company, where he worked for seven years. Prior to Pall Corporation, Mr Lee worked for American Bionetics as a Regional Manager. Mr. Lee holds a B.A. Degree in Chemistry from the State University of New York at Plattsburg.

Howard Alliger has served since 1955 as the sole proprietor or as the Chairman of the Board of Directors of the Company and its predecessors. Mr. Alliger holds a B.A. degree in economics from Allegheny College and attended Cornell University's School of Engineering. He has received 15 patents, has published various papers on ultrasonic technology and, for the three years ended in June 1991, was the President of the Ultrasonic Industry Association.

Arthur Gerstenfeld is a Professor at Worcester Polytechnic Institute and Director of its Advanced Automation Technology Program. He is also the President of UFA, Inc., a manufacturer of air traffic control simulation systems, and has served in that capacity since 1980. Dr. Gerstenfeld received a B.M.E. from Rensselaer Polytechnic Institute in 1950 and an M.S. and Ph.D. from the Massachusetts Institute of Technology in 1966 and 1967, respectively.

Officers of the Company serve until the first meeting of the Board of Directors after the Annual Meeting of Shareholders.

                                  PROPOSAL TWO

           APPROVAL OF THE 1996 EMPLOYEE INCENTIVE STOCK OPTION PLAN,
              THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN AND
             RATIFICATION OF TRANSACTIONS WHEREBY STOCK OPTIONS WERE
                    PREVIOUSLY ISSUED PURSUANT TO SUCH PLANS

1996 Employee Incentive Stock Option Plan

On March 27, 1996, the Board of Directors adopted, subject to approval of the shareholders, the 1996 Employee Incentive Stock Option Plan (the "Employees' Plan"). The following description of the Employees' Plan is qualified in its entirety by reference to the text of the Employees' Plan, a copy of which is annexed hereto as Exhibit "A".

Purpose

The purpose of the Employees' Plan is to provide an incentive to key employees (including directors and officers who are key employees) of the Company and to offer an additional inducement in obtaining the services of such individuals.

Administration Of The Employees' Plan

The Employees' Plan is administered by a committee of the Board of Directors consisting of non-employee directors (the "Committee"). The Committee is authorized, subject to the provisions of the Employees' Plan, to determine the employees who will receive options under the Employees' Plan, the number of Shares subject to each option and the terms of those options, and to interpret the Employees' Plan and to make such rules and regulations relating to the Employees' Plan as the Committee may deem proper.

Shares of Stock Subject To The
Employees' Plan and Exercise Price

Options granted under the Employees' Plan are Incentive Stock options under the provisions and subject to the limitations of Section 422 of the Internal Revenue

Code. The Employees' Plan permits the granting of an aggregate of 300,000 Shares at a price equal to not less than one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted. Further no Incentive Stock Option may be granted to an employee owning Shares having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the Shares subject to the option at the time the option is granted and the option is not exercisable after five years from the date of granting. No option may be granted under the Employees' Plan after the tenth anniversary of the adoption of the Employees' Plan. Options may be granted through March 26, 2006.

Upon the granting of any option, the optionee must enter into a written agreement with the Company setting forth the terms upon which the option may be exercised. Such an agreement sets forth the length of the term of the option and the timing of its exercise as determined by the Committee. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to the Company in cash, previously acquired Shares or a combination thereof.

Under the Employees' Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the optionee may exercise within ninety days of such termination such options as the optionee could have exercised if his or her employment had continued for such ninety day period. If the optionee dies while employed by the Company or its subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment, but in no event may the option be exercised later than the date on which the option would have expired if the optionee had not been terminated for disability. Notwithstanding the above, an optionee terminated either (a) for cause or (b) without the consent of the Company may not exercise his or her outstanding options.

Option

The Board of Directors, subject to shareholder approval, granted the following options under the Employees' Plan:

                                            Number of Common
         Grantee                            Shares Covered
         -------                            --------------

         Joseph Librizzi                         40,000
         Peter Gerstheimer                        5,000
         Ronald Manna                             5,000
         Various Employees                       20,000


The foregoing grants are immediately exercisable at a price of $6.00 per Common Share for the options granted to Messrs. Librizzi, Gerstheimer and Manna and $9.00 per Common Share for the grants made to various employees. Mr. Librizzi's options are exercisable through July 24, 2006; Messrs.' Gerstheimer and Manna's options are exercisable through July 26, 2006 and the options granted to various employees are exercisable through December 23, 2006. The fair market value of the Common Shares on December 23, 1996 was $7.75.

The Committee may, from time to time during the term of the Employees' Plan, grant further options pursuant to such Plan.

Federal Income Tax Consequences

With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee then
(a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If Shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

If an optionee is permitted to, and does, make the required payment of the option price by delivering Shares, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new Shares received. However, the use by an optionee of Shares previously acquired pursuant to the exercise of an Incentive Stock Option to exercise an Incentive Stock Option will be treated as a taxable disposition if the transferred Shares are not held by the optionee for the requisite holding period described above.

Amendment To The Employees' Plan

The Employees' Plan may be terminated, suspended, or modified at any time by the

Board of Directors, but no amendment increasing the maximum number of Shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), materially increasing the benefits accruing to an optionee or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the outstanding shares of the Company entitled to vote. No termination, suspension or modification of the Employees' Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the Employees' Plan without such optionee's or beneficiary's consent.

Options granted under the Employees' Plan may not be transferred other than by will or by the laws of descent and distribution or a qualified domestic relations order and, during the optionee's lifetime, may be exercised only by the optionee.

Plan Benefits

The benefits or amounts that will be received by or allocated to any participants are not now determinable, except that the following grants have been made under the Employees' Plan:

             Name and                                Dollar          Number
        Principal Position                         Value($)        of Units
        ------------------                         --------        --------

Joseph Librizzi, President and CEO               240,000(1)         40,000

Executive Group                                   60,000(1)         10,000(2)

Peter Gerstheimer, Vice President, Chief          30,000(1)          5,000
Financial Officer, and Secretary

Ronald Manna, Vice President- Operations          30,000(1)          5,000

Non-Executive Officer Employee Group             180,000(3)         20,000

Non-Executive Director Group                           0(4)              0

--------------------
(1)      Based on an exercise price of $6.00 per Common Share.
(2)      Consists of options granted to Messrs. Gerstheimer and Manna.
(3)      Based on an exercise price of $9.00 per Common Share.

(4) The number of units and dollar value are shown as zero for the named individual or group because non-employee directors are not eligible to participate in the Plan, although they are required by the rules and regulations of the Securities and Exchange Commission to be listed in the table.

1996 Non-Employee Director Stock Option Plan


On March 27, 1996, the Board of Directors adopted, subject to approval of the shareholders, the 1996 Non-Employee Director Stock Option Plan ("Outside Directors' Plan"). The following description of the Outside Directors' Plan is qualified in its entirety by reference to the text of the Outside Directors' Plan, a copy of which is annexed hereto as Exhibit "B".

Purpose

The purpose of the Outside Directors' Plan is to provide long-term incentive supplemental compensation for members of the Board of Directors of the Company who are not employees of the Company through the ownership of the Company's Common Shares, thereby further aligning their interest with the interests of shareholders. Stock option plans for non-employee directors have served other companies and their shareholders well by directly relating incentive compensation to the building of long-term shareholder values. A plan is being proposed for the first time for directors to provide equity-related compensation for this important group as well. Such plans are increasingly common throughout American industry and are found in other companies with which the Company competes for the services of qualified individuals to serve as directors.

Administration Of The Outside Directors' Plan

The Outside Directors' Plan will be administered by the Board of Directors of the Company. The Board, subject to the terms of the Outside Directors' Plan, will have discretion affecting the timing, price and amount of any grants made under the Outside Directors' Plan.

Shares Of Stock Subject To The Outside Directors' Plan

The aggregate number of shares that may be subject to options during the term of the Outside Directors' Plan is limited to 750,000 Common Shares of the Company. This limit may not be increased during the term of the Outside Directors' Plan except by equitable adjustment following recapitalization, stock splits, stock dividends or any similar adjustment in the number of shares subject to outstanding options, and in the related option exercise price. If the shareholders approve the Outside Directors' Plan, additional shares (which can be authorized but unissued shares or treasury shares or a combination thereof) will be set aside for the award of options.

Eligibility

Directors of the Company, who at the time of receiving any grant are not employees of the Company, are eligible to receive benefits under the Outside Directors' Plan.

Duration Of The Outside Directors' Plan

No awards of stock options may be made after 2006, but termination will not affect the rights of any participant with respect to any grants made prior to termination.

Option

The Board of Directors, subject to shareholder approval, granted the following options under the Outside Directors' Plan:

                                            Number of Common
Grantee                                     Shares Covered
-------                                     --------------

Gary Gelman                                    459,000
Howard Allliger                                 50,000
Arthur Gerstenfeld                              10,000

Each of the foregoing grants are immediately exercisable at a price of $1.10 per Common Share (110% of the fair market value of the Common Shares on the date of the grants) and are exercisable through March 27, 2006. The fair market value of the Common Shares on December 23, 1996 was $7.75.

The Board may, from time to time during the term of the Outside Directors' Plan, grant further options pursuant to such Plan.

Exercise Price

The exercise price with respect to an option awarded under the Outside Directors' Plan will be not less than 100% of the fair market value of the Common Stock as of the date the option is granted. It will be paid for in full, in cash, by the delivery of Common Shares acquired by the Director more than six months prior to the option exercise date or in any other medium and manner satisfactory to the Company at the time the option is exercised. If Common Shares are used, the Common Shares shall be credited toward the exercise price in the amount of the fair market value of the Common Shares surrendered on the date of exercise of options. The optionee must satisfactorily provide for the payment of any taxes which the Company is obligated to collect or withhold before the Common Shares are transferred to the optionee.

Provisions Relating To Options

Options may be exercised immediately from the date of the grant and not after ten years from the date of the grant, except in the case of death of the grantee in the final year prior to expiration of the 10-year term. In that case, stock options may be exercised for a period of eleven years from the date of grant. The Committee may make provision for exercises within the 10-year terms of a grant but following termination of Board membership. Recipients will have no rights as shareholders until the date of exercise in the case of an exercise involving receipt of stock. Options may not be transferred except upon the death of the grantee, in certain other instances as provided by law, and for the benefit of immediate family members if permitted by law and under uniform standards adopted by the Board.


Amendment To The Outside Directors' Plan

The Board of Directors may amend or terminate the Outside Directors' Plan, except that no amendment shall affect the timing, price or amount of any grants to eligible Directors. In addition, shareholders must approve any change (i) increasing the number of shares subject to the Outside Directors' Plan (except as described under "Shares of Stock subject to the Outside Directors' Plan") or
(ii) changing the eligibility for grant. Provisions of the Outside Directors' Plan may not be amended more than once every six months, other than to comply with provisions of applicable law.

Federal Income Tax Consequences

A recipient of options incurs no income tax liability as a result of having been granted those options. The exercise by an individual of a stock option normally results in the immediate realization of income by the individual of the difference between the market value of the stock which is being purchased on the date of exercise and the price being paid for such stock. The amount of such income also is deductible by the Company. If the exercise price is paid in whole or in part in Shares, no income, gain or loss is recognized by a director or former director on the receipt of Shares equal in number to the Shares delivered in payment of the exercise price, and the fair market value of the remainder of the Shares received upon exercise of the option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the director or former director.

Under current law an individual who sells stock which was acquired upon the exercise of options will receive long-term capital gains or loss treatment, if the individual has held such stock for longer than one year following the date of such exercise, on gain or loss equal to the difference between the price for which such stock was sold and the market value of the stock on the date of the exercise. If the individual has held the stock for one year or less the gain or loss will be treated as short-term capital gain or loss.

Plan Benefits

The benefits or amounts that will be received by or allocated to any participants are not now determinable, except that the following grants have been made under the Outside Directors' Plan:

Name and                                  Dollar              Number
Principal Position                      Value ($)            of Units
------------------                      ---------            --------

Joseph Librizzi                               0                     0

Executive Group                               0                     0(1)

Non-Executive Officer Employee Group          0                     0(1)


Non-Executive Director Group            570,900(2)            519,000

---------------
(1) The number of units and dollar value are shown as zero for the named individual or group because executive officers and non-executive officers are not eligible to participate in the Plan, although they are required by the rules and regulations of the Securities and Exchange Commission to be listed in the table.

(2)      Based on an exercise price of $1.10 per Common Share.


Financial and Accounting Aspects

The grant of the stock options made to directors under the Outside Directors' Plan will result in a non-cash compensation charge to the Company measured by the difference between the exercise price ($1.10) and the fair market value (i.e., market price) of the Common Shares on the date of approval of the transaction (which will be the date of the Annual Meeting of Shareholders, assuming such approval is forthcoming). By way of example, if the market price of the Common Shares is $7.10 per Common Share on the date of approval, the compensation deemed paid by the Company would be $6.00 multiplied by the total number of Common Shares (519,000) of $3,114,000. While this is one-time charge, it will have the effect of reducing the Company's net income for financial statement reporting by this amount or increasing the Company's loss to the extent it exceeds net income. This is a non-cash charge in accordance with Accounting Principles Board Opinion Number 25, which will have no affect on the Company's tax liability or benefits, will not affect its cash position, and will not reduce the Company's net worth. These outstanding options will however, like any other options at similar prices, have the effect of increasing dilution in any calculation of earnings per share.

Vote Required

The Employees' Plan, the Outside Directors' Plan and the ratification of grants previously made under such Plans requires the affirmative vote of a majority of the outstanding shares of the Company entitled to vote. If the Employees' Plan and the Outside Directors' Plan are not approved by shareholders, they will not become effective and the grants previously made under such Plans will be voided.

The Board of Directors recommends a vote FOR approval of the 1996 Employee Incentive Stock Option Plan, the 1996 Non-Employee Director Stock Option Plan and the ratification of grants previously made under such Plans.

                                      * * *

Meetings of the Board of Directors

         During the last fiscal year ended June 30, 1996, the Board of Directors held five meetings and the Stock Option Committees each held one meeting. No Director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and meetings of Committees of which they were a member that were held during the Company's last fiscal year.

         Currently, the only standing committees of the Board of Directors of the Company are its Stock Option Committees. The Stock Option Committee for the proposed Employees' Plan, to be voted upon at the Annual Meeting, consists of Messrs. Gelman, Alliger, and Gerstenfeld. The Stock Option Committees for both the 1991 Employee Stock Option Plan and the proposed Outside Directors' Plan, to be voted upon at the Annual Meeting, consists of Messrs. Gelman, Librizzi, Alliger and Gerstenfeld, the entire Board of Directors. The Stock Option Committees are responsible for administering the Company's stock option plans as described herein under the captions "Proposal Two - Administration Of The Employees' Plan;" "Proposal Three - Administration Of The Outside Directors' Plan;" and "Executive Compensation - Stock Options."

Director Compensation

         Each non-employee Director receives $1,500 for each meeting of the Board of Directors attended (to a maximum of $7,500), $2,500 for dual attendance at the Annual Meeting of Shareholders and of the Board, and an award of $5,000 payable in a cash or the Company's Common Shares at the end of the fiscal year. Each non-employee Director is also reimbursed for reasonable expenses incurred while traveling to attend meetings of the Board of Directors or while traveling in furtherance of the business of the Company.

                             EXECUTIVE COMPENSATION

         The following table sets forth for the fiscal years indicated the compensation paid by the Company to its Chief Executive Officer and each of the four other highest paid executive officers with annual compensation exceeding $100,000:

                           Summary Compensation Table

                                                                  Long Term
                              Annual Compensation (1)            Compensation
                              -----------------------            ------------

                                                                    Awards
Name and                                                         Underlying
Principal Position            Fiscal Year            Salary     Options/SARS (#)
------------------            -----------            ------     ----------------

Joseph Librizzi, President       1996               $160,000         ---
Chief Executive Officer,         1995                135,000         ---
Treasurer and Secretary          1994                135,000         ---

------------------------

(1) No other annual compensation is shown because the amounts of perquisites and other non-cash benefits provided by the Company do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.

Employment Agreements

        On September 1, 1995, the Company entered into an employment agreement with Dr. Librizzi, who is employed as President and Chief Executive Officer. The agreement provides for an annual salary of $160,000. Dr. Librizzi receives additional benefits that are generally provided to other employees of the Company. The agreement is automatically renewed for a successive one year term unless the Company or the executive elects not to renew. This agreement was automatically renewed on August 31, 1996.

        In conformity with the Company's policy, all of its Directors, officers and employees execute confidentiality and nondisclosure agreements upon the commencement of employment with the Company. The agreements generally provide that all inventions or discoveries by the employee related to the Company's business and all confidential information developed or made known to the employee during the term of employment shall be the exclusive property of the Company and shall not be disclosed to third parties without prior approval of the Company. Messrs. Librizzi, Gerstheimer, and Manna also have agreements with the Company which provide for the payment of six months severance upon their termination for any reason. The Company's employment agreement with Dr. Librizzi also contains non-competition provisions that preclude him from competing with the Company for a period of one year from the date of his termination of employment unless his employment is terminated by the Company without cause.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        No options were exercised by any executive officer named in the Summary Compensation Table during the fiscal year ended June 30, 1996. The following table contains information concerning the number and value, at June 30, 1996, of unexercised options held by executive officers named in the Summary Compensation
Table:

                   Number of Securities              Value of Unexercised
                    Underlying Unexercised      In-the-Money Options at Fiscal
                  Options Held at FY-End (#)               Year-End
Name              (Exercisable/Unexercisable)  (Exercisable/Unexercisable)($)(1)
----              ---------------------------  ---------------------------------

Joseph Librizzi            60,000/0                        172,800/0

----------------
(1) Fair market value of underlying securities (the closing price of the Company's Common Shares on the National Association of Securities Dealers Automated Quotation System) at fiscal year end (June 30, 1996) minus the exercise price.


Stock Options

        In September 1991, in order to attract and retain persons necessary for the success of the Company, the Company adopted a stock option plan (the "Plan") which, as amended, covers up to 250,000 of the Company's Common Shares. Pursuant to the Plan, officers, Directors, consultants and key employees of the Company are eligible to receive incentive and/or non-incentive stock options. The Plan, which expires on December 31, 2003, is administered by the Board of Directors with the right to designate a committee. The selection of participants, allotments of options, determination of price and other conditions relating to options will be determined by the Board of Directors, or a committee thereof, in its sole discretion. Incentive stock options granted under the Plan are exercisable for a period of up to ten years from the date of grant at any exercise price which is not less than the fair market value of the Common Shares on the date of the grant, except that the term of an incentive stock option granted under the Plan to a shareholder owning more than 10% of the outstanding Common Shares may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Shares on the date of grant. At June 30, 1996, options to purchase 250,000 Shares were outstanding under the plan at $ .75 to $6.50 per share and no options had been exercised.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers, Directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission (the "SEC"), the Boston Stock Exchange, and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely on the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 1996.

                                   ACCOUNTANTS

The Board of Directors has continued to retain the firm Ernst & Young LLP to act as the Company's independent certified public accountants. A representative of such firm is expected to be available either personally or by telephone hookup at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he desires to do so.

                            MISCELLANEOUS INFORMATION

         As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting,

but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

         The Company will pay the cost of soliciting proxies in the accompanying form and as set forth below. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview without additional remuneration therefor. The Company has retained McCormick & Pryor, Ltd., for a fee of $5,000 plus out-of-pocket expenses, to assist it in soliciting proxies. The Company may also request brokerage houses and other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Shares held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the Common Shares held of record by such persons.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals with respect to the Company's next Annual Meeting of Shareholders must be received by the Company no later than September 5, 1997 to be considered for inclusion in the Company's next Proxy Statement.

         A copy of the Company's Annual Report of Shareholders for the fiscal year ended June 30, 1996 has been provided to all shareholders. Shareholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                                            By Order of the Board of Directors,

                                            PETER GERSTHEIMER
                                            Secretary

Dated:   January 9, 1997
         Farmingdale, New York

                                                                   EXHIBIT A

                    1996 EMPLOYEE INCENTIVE STOCK OPTION PLAN

                                       of

                                  MISONIX, INC.

1.       PURPOSES OF THE PLAN.

         This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) of MISONIX, INC., a New York corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of
         Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

2.       STOCK SUBJECT TO THE PLAN.

         Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 300,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

3.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of not less than three Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the key employees who shall receive options; the times when they shall receive options; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including, without limitation, contingencies relating to entering into a covenant not to compete with the Company and its Parent and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company, its Parent or its Subsidiaries, and to determine whether such contingencies have been met; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

4.       ELIGIBILITY.

         The Committee may, consistent with the purposes of the Plan, grant options from time to time, to key employees (including directors and officers who are key employees) of the Company or any of its Subsidiaries. Options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible person may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a nonqualified stock option.


5.       EXERCISE PRICE.

         The exercise price of the shares of Common Stock under each option shall be determined by the Committee; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         The fair market value of the Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the Common Stock.

6.       TERM.

         The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and further, provided, that if, at the time an option is granted, the optionee owns

         (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the option shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

7.       EXERCISE.

         An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 1938 New Highway, Farmingdale, New York 11735, Attn: Employee Stock Option Committee), stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the Contract (at the time of grant) so permits, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

         A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a shareholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

8.       TERMINATION OF EMPLOYMENT.

          Any holder of an option whose employment with the Company (and its Parent and Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within 90 days after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment shall be terminated either (a) for cause, or (b) without the consent of the Company, said option shall terminate immediately. Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be a full-time employee of the

         Company, its Parent or any of its Subsidiaries (regardless of having been transferred from one corporation to another).

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or interfere in any way with the right of the Company, its Parent or any of its Subsidiaries to terminate the employee's employment at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

9.       DEATH OR DISABILITY OF AN OPTIONEE.

         If an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within 90 days after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, the option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Any optionee whose employment has terminated by reason of Disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

10.      COMPLIANCE WITH SECURITIES LAWS.

         The Committee may require, in its discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

         The Committee may require the optionee to execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Committee, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In addition, the Committee may require the optionee to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.




11.      STOCK OPTION CONTRACTS.

         Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

12.      ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

         Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend,

         recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

         In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options shall vest in their entirety and become exercisable within the period of thirty (30) days commencing upon the date of the action of the shareholders (or the Board of Directors if shareholders' action is not required) is taken to approve the transaction and upon the expiration of that period all options and all rights thereto shall automatically terminate, unless other provision is made therefor in the transaction.

13.      AMENDMENTS AND TERMINATION OF THE PLAN.

         The Plan was adopted by the Board of Directors on March 27, 1996. No option may be granted under the Plan after March 26, 2006. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that options granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with applicable requirements of the Securities Act and the Exchange Act, and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

14.      NON-TRANSFERABILITY OF OPTIONS.

         No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives or pursuant to a QDRO. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

15.      WITHHOLDING TAXES.

         The Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

16.      LEGENDS; PAYMENT OF EXPENSES.

         The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an option granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

17.      USE OF PROCEEDS.

         The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

18.      SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN
         CONSTITUENT CORPORATIONS.

         Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

19.      DEFINITIONS.

         a. Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

         b. Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

         c. Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

         d. Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

20.      GOVERNING LAW.

         The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York.

21.      PARTIAL INVALIDITY.

         The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

22.      SHAREHOLDER APPROVAL.

         The Plan shall be subject to approval by the holders of a majority of the Company's stock outstanding and entitled to vote thereon at the next meeting of its shareholders. No options granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before March 26, 1997, the Plan and any options granted hereunder shall terminate.

                                                                      EXHIBIT B

                                  MISONIX, INC.
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                   1. GENERAL

1.1      Purpose Of The Plan

         The purpose of the MISONIX, INC. 1996 Non-Employee Director Stock Option Plan (the "Plan") is to enable MISONIX, INC. (the "Company") to attract and retain persons of exceptional ability to serve as directors of the Company and to align the interests of directors and shareholders in enhancing the value of the Company's common stock, par value $.01 per share (the "Common Stock").

1.2      Administration Of The Plan

         The Plan shall be administered by the Board of Directors (the "Board") which shall have full and final authority in its discretion to interpret, administer and amend the provisions of the Plan; to adopt rules and regulations for carrying out the Plan; to decide all questions of fact arising in the application of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

1.3      Eligible Participants

         Commencing March 27, 1996 each member of the Board who is not an employee of the Company or any of its subsidiaries shall be a participant (a "Participant") in the Plan.

1.4      Grants Under The Plan

         Grants under the Plan shall be in the form of stock options as described in Section II (an "Option" or "Options").

1.5      Shares

         The aggregate number of shares of Common Stock, including shares reserved for issuance pursuant to the exercise of Options, which may be issued under the terms of the Plan may not exceed 750,000 shares and hereby are reserved for such purpose. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised, the Common Stock allocable to the expired, canceled, forfeited or otherwise terminated portion of the grant may again be the subject of further grants hereunder.

         Notwithstanding the foregoing, the number of shares of Common Stock available for grants at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the

         "Exchange Act") will continue to be available for transactions involving all current and future grants. In addition, during the period that any grants remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Common Stock attributable to such grants for purposes of calculating the maximum number of shares of Common Stock available for the granting of future grants under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants.

1.6      Definitions

         The following definitions shall apply to the Plan:

         (a) "Disability" shall have the meaning Provided in the Company's applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled (as determined by a physician mutually acceptable to the Participant and the Company) before termination of his or her service on the Board if such total disability continues for more than three (3) months.

         (b)      "Fair Market Value" of the Common Stock on any day shall be
                  (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and
                  (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices of the Common Stock on such day on NASDAQ, or
                  (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Board shall be conclusive in determining the fair market value of the Common Stock.

                                   2. OPTIONS

2.1      Terms And Conditions Of Options

         Each Participant shall be granted such number of Options as determined from time to time during the term of the Plan by the Board.

2.2      Nonqualified Stock Options

         The terms of the Options shall, at the time of grant, provide that the Options will not be treated as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.3      Option Price

         The Option price per Share shall be determined by the Board of Directors but shall not be less than the Fair Market Value of the Common Stock on the date the Option is granted.

2.4      Term And Exercise Of Options

         (a) The term of an Option shall not exceed ten (10) years from the date of grant. Except as provided in this Section 2.4, after a Participant ceases to serve as a director of the Company for any reason, including, without limitation, retirement, or any other voluntary or involuntary termination of a Participant's service as a director (a "Termination"), the unexercisable portion of an Option shall immediately terminate and be null and void, and the unexercised portion of any outstanding Options held by such Participant shall terminate and be null and void for all purposes after three (3) months have elapsed from the date of the Termination unless extended by the Board, in its sole discretion, within thirty (30) days from the date of the Termination. Upon a Termination as a result of death or Disability, any outstanding Options may be exercised by the Participant or the Participant's legal representative within twelve (12) months after such death or Disability; provided, however, that in no event shall the period extend beyond the expiration of the Option term.

         (b) Options shall become exercisable in whole or in part immediately from the date of grant. In no event, however, shall an Option be exercised after the expiration of ten (10) years from the date of grant.


         (c) A Participant, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of his or her death, shall acquire the right to exercise all or a portion of the Option. If no designation is made before the death of the Participant, the Participant's Option may be exercised by the personal representative of the Participant's estate or by a person who acquired the right to exercise such option by will or the laws of descent and distribution. If the person with exercise rights desires to exercise any portion of the Option, such person must do so in accordance with the terms and conditions of this Plan.

2.5      Notice Of Exercise

         When exercisable pursuant to the terms of the Plan and the governing stock option agreement, an Option shall be exercised by the Participant as to all or part of the shares subject to the Option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) accompanied by cash or a certified check payable to the Company in an amount equal to the full exercise price of the number of shares being exercised or with previously acquired shares of Common Stock having an aggregate Fair Market Value, on the date of exercise, equal to the aggregate exercise price of all Options being exercised (provided that such shares were not acquired less than six (6) months prior to such exercise date) or with any combination of cash, certified check or shares of Common Stock, and (c) containing such further provisions consistent with the provisions of the Plan as the Company may from time to time prescribe. No Option may be exercised after the expiration of the term specified in Section 2.4 hereof.

2.6      Limitation Of Exercise Periods

         The Board may limit the time periods within which an Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.

                              3. GENERAL PROVISIONS

3.1      General Restrictions

         Each grant under the Plan shall be subject to the requirement that if the Board shall determine, at any time, that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

3.2      Adjustments For Changes In Capitalization

         Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the

         Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Board, whose determination shall be conclusive.

         In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options shall then remain exercisable within the period of thirty (30) days commencing upon the date of the action of the shareholders (or the Board of Directors if shareholders' action is not required) is taken to approve the transaction and upon the expiration of that period all options and all rights thereto shall automatically terminate, unless other provision is made therefor in the transaction.

3.3      Amendments

         Without further approval of the shareholders, the Board may discontinue the Plan at any time and may amend it from time to time in such respect as the Board may deem advisable, unless shareholder or regulatory approval is required by law or regulation, and subject to any conditions established by the terms of such amendment; provided, however, that the Plan may not be amended more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

3.4      Modification, Substitution Or Cancellation Of Grants

         No rights or obligations under any outstanding Option may be altered or impaired without the Participant's consent. Any grant under the Plan may be canceled at any time with the consent of the Participant, and a new grant may be provided to such Participant in lieu thereof.


3.5      Shares Subject To The Plan

         Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired by the Company for use in the Plan, as shall be determined from time to time by the Board.

3.6      Rights Of A Shareholder

         Participants under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them; provided, however, that until such stock certificate is issued, any Option holder using previously acquired shares of Common Stock in payment of an Option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

3.7      Withholding

         If a Participant is to experience a taxable event in connection with the receipt of shares of Common Stock pursuant to an Option exercise, the Participant shall pay the amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld to the Company prior to the issuance of such shares of Common Stock.

3.8      Non-assignability

         Except as expressly provided in the Plan, no grant shall be transferable except by will, the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of the Participant, except as expressly provided in the Plan, grants under the Plan shall be exercisable only by such Participant or by the guardian or legal representative of such Participant or pursuant to a QDRO.

3.9      Nonuniform Determinations

         Determinations by the Board under the Plan (including, without limitation, determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms and provisions of such grants and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

3.10     Effective Date; Duration


         The Plan shall be subject to approval by the holders of a majority of the Company's stock outstanding and entitled to vote thereon at the next meeting of its shareholders. No Options granted hereunder may be exercised prior to such approval, provided that the date of grant of any Options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before March 26, 1997, the Plan and any Options granted hereunder shall terminate.

3.11     Governing Law

         The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

PROXY

                                  MISONIX, INC.

           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Gary Gelman and Joseph Librizzi, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares held of record by the undersigned on January 2, 1997 at the Annual Meeting of Shareholders to be held on February 19, 1997 or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN
                THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

         ------------------                            --------------------
           ACCOUNT NUMBER                              NO. OF COMMON SHARES

------------------------------------------------------------------------------
1. Election of Directors: Gary Gelman, Joseph Librizzi, Howard Alliger, Arthur Gerstenfeld.

FOR all Nominees listed (except              WITHHOLD AUTHORITY
as marked to the contrary)                   vote for all Nominees listed

             / /                                       / /

(Instruction: To withhold authority to vote for one or more individual nominees write the nominee's name(s) in the line provided below).


-------------------------------



2. Approval of (i) the 1996 Employee Incentive Stock Option Plan; (ii) the 1996 Non-Employee Director Stock Option Plan; and (iii) ratification of the grants previously made under such Plans.

            FOR                 AGAINST                       ABSTAIN

            / /                   / /                           / /

------------------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of all Directors and Proposal 2.

                                     Please sign exactly as name appears hereon.

                                     ----------------------------------
                                     (Signature)

-----------------------              ----------------------------------
Dated                                (Signature if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.